maac.com August 2026 Capital Markets Update Exhibit 99.1

Operating Update Overview Well-positioned for the coming recovery with a stronger, more efficient operating platform to support future earnings growth Continuing development pipeline expansion, with recent deliveries producing significant incremental NOI growth [P.10] 2Q 2026: Started development of 263-unit community in Kansas City MSA [P.10, 11] 2Q 2026: Purchased land in Nashville MSA; began construction of 312-unit community in July 2026 [P.11] July 2026: Purchased land in Northern Virginia; expected 3Q 2026 development start of 306-unit community [P.11] Continuing redevelopment and repositioning initiatives expansion [P.14, 15] Ongoing wi-fi initiative expansion; $1.5M revenue generated through 2Q 2026 [P.13, 34] Improving operational platform through ReiMAAgine initiative [P.12, 13] Strong 2Q 2026 Core FFO/Share performance with disciplined expense control and non-same store NOI driving guidance beat; steady demand Pricing performance continues upward trend Six quarters of YOY blended rent improvement [P.32] Strong renewal rates expected to be maintained at +5% through September [P.32] Trailing 12-month turnover at a record low 39.6% [P.28] MAA Westglenn, Denver, CO

SECTION 5 Current Performance, 2026 Outlook 30-34 Building Momentum as Supply Impact Decreases and Growth Initiatives Deliver Results SECTION 6 Balance Sheet Strength 35-37 Well Positioned to Support Continued Growth SECTION 7 Sustainability 38-39 Program Aligns with Our Mission To Grow Value & Deliver Exceptional Service SECTION 8 Forward Looking Statements, Reconciliations & Definitions 40-49 Table of Contents SECTION 1 About MAA 4-7 +30-year Public Company Platform with Successful Track Record of Outperformance SECTION 2 Differentiated Portfolio Strategy & Proven Platform for Growth 8-16 Diversified in High Growth Sunbelt Markets, Positioned for Full Cycle Outperformance with Robust Development, Redevelopment and Tech-enabled Initiatives Growing Value SECTION 3 Improving Macro Environment 17-20 Strong Demand Dynamics and Declining Supply Impact SECTION 4 Sunbelt Market Opportunity 21-29 Strengthening Market Fundamentals Point to Recovery, Supported by Strong Resident Profile & Retention

SECTION 1 +30-year Public Company Platform with Successful Track Record of Outperformance About MAA

A3/A- Moody’s/S&P Credit Ratings 8.2% 15-Year Annual Compounded TSR3 at 7/31/2026 130 Consecutive Quarterly Cash Dividends Paid4 ~2,500 Associates ~105K Apartment Units ~$800M ’26F Development Pipeline 32 S&P 500 $22.2B Years Public Member Company Total Capitalization2 Strong Performance Platform MAA Val Vista, Phoenix, AZ At a Glance1 1 As of 6/30/2026 unless otherwise noted 2 See page 36 for the definition of Total Capitalization 3 TSR = Total Shareholder Return 4 MAA’s quarterly dividend has never been suspended or reduced since first dividend payment on May 10, 1994. 130th quarterly dividend paid on 7/31/2026.

Long-Term History of Strong Performance for Shareholders Annual Common Dividend per Share Paid Never Suspended or Reduced | A Solid Record of Growth and Stability Total Shareholder Return Strong Long-Term Returns for Investors at 7/31/2026 YTD 5 YR 10 YR 15 YR 20 YR MAA -1.3% -3.7% 6.0% 8.2% 8.6% PEER AVG1 7.0% -1.3% 4.6% 6.5% 6.6% 6.4% 10-Year CAGR Significantly Exceeds Peer Average SOURCE: S&P Global 1 Peer average includes: AVB, CPT, EQR, ESS, and UDR A continuing focus to drive compounded earnings growth to support a steady and growing dividend

LONG TERM AVERAGE 2006–2026F Higher Growth STANDARD DEVIATION 2006 – 2026F Lower Volatility Spread: 170bps Great Financial Crisis Spread: 630bps COVID-19 Pandemic Full Cycle Earnings Outperformance with Downside Protection Over the long-term, MAA’s Same Store NOI growth outperforms the peer average with less volatility SAME STORE NOI GROWTH 3.8% MAA 3.6% Peer Average1 SAME STORE NOI GROWTH 4.4% MAA 4.5% Peer Average1 1 Source: Company Filings 1 Peer constituents include AVB, CPT, EQR, ESS and UDR. Same Store NOI Growth MAA’s strategy is built to drive long-term earnings growth & shareholder returns through: A focus on high demand and high growth markets Portfolio Diversification: Market [Large & Mid-Tier] Submarket Product Type Price Point Intentional capital allocation into investments that will drive accretive growth

SECTION 2 Diversified in High Growth Sunbelt Markets, Positioned for Full Cycle Outperformance with Robust Development, Redevelopment and Tech-enabled Initiatives Growing Value Differentiated Portfolio Strategy & Proven Platform for Growth

Uniquely Positioned in High Growth Markets Diversification Within Markets1 76% 24% Suburban Urban Our Mid-Tier Markets Create Stability throughout the Market Cycle 76% 24% Large Markets1 Mid-Tier Markets1 %NOI #SUBMARKETS 1 Atlanta, GA 12.0% 11 2 Dallas, TX 9.0% 10 3 Orlando, FL 7.4% 6 4 Tampa, FL 7.1% 7 5 Charlotte, NC 6.2% 9 6 Austin, TX 5.3% 11 7 Raleigh/Durham, NC 5.1% 8 8 Nashville, TN 4.7% 7 9 Phoenix, AZ 3.9% 6 10 Houston, TX 3.9% 12 Top 10 Markets2 Unmatched Submarket Diversification 1 Based on gross asset value at 6/30/2026 for total multifamily portfolio 2 Based on 2Q 2026 % Total Same Store NOI Multifamily Market Multifamily Market + Regional Office Multifamily Market + Corporate HQ Multifamily Development(s) Underway

Developments Poised to Deliver Additional Value All Active Developments + Completed Developments in Initial Lease-up AT 6/30/2026 Expected total stabilized incremental NOI $70M - $75M Expected total value creation5 $258M Expected stabilized annual Core FFO per Share contribution6 $0.11 Expanded lease-up & development pipeline stabilizing into undersupplied environment COMPLETED DEVELOPMENTS IN LEASE-UP AT 6/30/2026 ACTIVE LEASE-UPS AT 9/30/23 PROPERTY MSA UNITS COST TO DATE (IN MILLIONS) PHYSICAL OCCUPANCY EXPECTED STABILIZATION1 MAA Val Vista 2 Phoenix, AZ 317 $ 77.0 91.5% 3Q 2026 MAA Breakwater 2 Tampa, FL 495 194.7 90.9% 3Q 2026 MAA Nixie 2 Raleigh/Durham, NC 406 143.1 72.9% 4Q 2026 MAA Liberty Row 2,3 Charlotte, NC 239 111.7 68.6% 4Q 2026 MAA Plaza Midwood 2,4 Charlotte, NC 302 97.2 36.0% 3Q 2027 TOTAL DEVELOPMENT LEASE-UPS 1,759 $623.7 74.4% ACTIVE DEVELOPMENTS AT 6/30/2026 PROPERTY MSA UNITS EXPECTED COST (IN MILLIONS) EXPECTED 1ST OCCUPANCY EXPECTED STABILIZATION1 MAA Milepost 35 II 2 Denver, CO 219 $ 78.0 2Q 2026 4Q 2027 Modera Chandler 2,4 Phoenix, AZ 345 117.5 2Q 2026 4Q 2027 MAA Rove Richmond, VA 306 99.5 4Q 2026 4Q 2027 MAA Point Hope 4 Charleston, SC 336 91.0 4Q 2026 2Q 2028 MAA One Scottsdale Phoenix, AZ 280 135.0 1Q 2028 2Q 2029 MAA Sevilla4 Kansas City, MO-KS 263 77.0 1Q 2028 2Q 2029 TOTAL ACTIVE DEVELOPMENTS 1,749 $597.5 Company 2Q 2026 Earnings Release Supplemental; 1 Communities considered stabilized when achieving 90% average physical occupancy for 90 days; 2 Active or recently completed development projects currently leasing; 3 MAA financing 3rd party development of property; option for purchase after stabilization; 4 MAA owns 95% of JV that owns property; right to purchase remainder after stabilization; 5 Value creation calculated using adjusted proforma stabilized NOI for active developments and completed developments in initial lease-up at a 5.0% cap rate, less expected investment basis; 6 Expected Core FFO per Diluted share after cost of capital contribution once communities are stabilized for 12 months and concessions have expired. Based on current estimates of cost of capital and weighted average stabilized yield of 6.1%. The dilutive impact of these active and completed developments in lease-up to Core FFO in 2026 is expected to be $0.05 due to interest costs for units recently delivered and current concessionary headwinds.

Development Pipeline Expansion Through In-House & "Pre-Purchase"[1] Opportunities


IN-HOUSE

MAA Milepost 35 II | NOW LEASING
Denver, CO


PRE-PURCHASE

Modera Chandler | NOW LEASING
Phoenix, AZ


IN-HOUSE

MAA Rove
Richmond, VA


PRE-PURCHASE

MAA Point Hope
Charleston, SC


IN-HOUSE

MAA One Scottsdale
Phoenix, AZ


PRE-PURCHASE

MAA Sevilla
Kansas City, MO-KS

- Established history and success of disciplined capital deployment
- Design and investment managed from an owner/operator perspective; long-term margins optimized

Future Development Pipeline

2026 development pipeline
expected to be maintained at approximately

$800M

expected stabilized
NOI yields of 6.0%-6.5%[2]

Near-Term Opportunities In
CHARLOTTE | DENVER | KANSAS CITY

3Q 2026 New Construction Starts In
NASHVILLE | NORTHERN VIRGINIA

[1]Pre-purchase developments are joint ventures and/or financing arrangements with outside developers with MAA acquiring full ownership following the stabilized lease-up of the community (see definition of Lease-up Communities in Section 8 of this presentation)
[2] Anticipated construction starts in 2026 expected to maintain $800 million pipeline. New starts should be accretive with expected stabilized NOI yield in 6.0% - 6.5% range that we estimate to be reached approximately four years after construction start.

11

Reflecting the evolving expectations of our customers & business, the platform will… Create efficiencies by streamlining processes Lower staff turnover by creating value-added roles & responsibilities Improve consistency across the portfolio Increase scalability of operating platform Drive higher prospect engagement, resident service & retention OPERATING PLATFORM Optimizing Operations to Deliver Market-Leading Service & Growing Value We believe the concept of specialization & centralization combined with a greater use of automation and technology is the best way to achieve our performance goals Currently Testing: Specialized job roles Technology and automation (AI) to scale those roles Expected Benefits: Better customer experience for residents & prospects, enhanced job satisfaction and retention for associates, and improved revenues & reduced expenses benefiting shareholders. Strong Resident Service + Enhanced Associate Experience + Scalable Platform = Value Creation …resulting in improved NOI margins, ultimately leading to enhanced shareholder value.

Platform Capabilities Creating Long Term Value 2026 -2030 | NOI In Process | $48.0M Community Wi-Fi $45.0M Podding Properties $3.0M Estimated Total Annual NOI CONTRIBUTION MAA's technology-enabled operating platform continues to transform how we serve residents, support associates, and operate our communities— driving efficiency, enhancing the customer experience, and ultimately supporting long-term NOI growth. 2027+ | NOI Projected | $20.0M - $30.0M ReiMAAgined Operating Platform [See P. 12] $25.0M [Midpoint of Projection] We continue to exhibit strong discipline around expense control. Over the last three years, we have outperformed on same store property and overhead expense growth by 290 bps vs the peer average1.  2020 - 2025 | NOI Achieved | $60.6M Smart Home Technology Double Play / Telecom Agreements Podding Properties $35.0M $20.0M Mobile Maintenance Renter’s Insurance $3.3M $1.4M $0.9M 1 Peer average includes: AVB, CPT, EQR, ESS, and UDR

PROGRAM RESULTS 2023 2024 2025 2026F Production (Units) 6,858 5,665 5,995 6,400 – 7,400 Average Per Unit Cost $6,453 $6,219 $6,080 $5,500 – $6,500 Average Monthly Rent Increase 7.1% 7.3% 6.9% 7.0% - 9.0% Annualized Cash Return 18.2% 20.5% 18.8% +20% Unit Redevelopment Program: Proven Value, Continuing Opportunity MAA 1225, Charlotte, NC 25K Unit upgrades from 2023 – 2026F 25.6% 2026 YTD annualized cash return 10.4 Days Leasing faster than non-renovated units Scope Opportunity with Incoming Supply Standard program includes kitchen and bath upgrades Redevelopments performed on turn and remain in Same Store group MAA 2Q 2026 rents averaged approximately $529/unit less than new supply in our submarkets creating additional opportunities to enhance our existing communities

Property Repositioning Program: Maximizing Revenue Thoughtful upgrades to maximize revenue Program includes upgrade of amenities, exteriors and common areas to keep pace with market demand Candidates evaluated on location, potential for rent growth, competition and incoming supply Full community repriced upon project completion Before Updated and Expanded Fitness Centers MAA Harbour Island Tampa, FL Co-working Areas to Support Remote Work MAA Gardens Atlanta, GA Desirable Amenities FOR PETS MAA Gateway Charlotte, NC Exterior Amenities for Today’s Lifestyles MAA Worthington Dallas, TX BEFORE 1 Average of all completed projects fully and/or partially repriced 14% Cash-on-cash return1 $110 Per unit rent increase (above market increase)1 6 Expected project starts 2H 2026; repricing Spring 2027 AFTER

Improving Earnings Quality through Acquisitions and Dispositions After-Capex NOI Margin Average Age (In Years) $2,175M ACQUISITIONS/DEVELOPMENTS2 $862M DISPOSITIONS 2021 – 2026 YTD1 ¹ YTD through 6/30/2026 2 Developments completed 2021 – 2026 at 6/30/2026 2025 Acquisition | MAA ONE28 | Kansas City, KS We continuously improve our earnings profile by steadily recycling capital - selling older, lower growth and higher capex properties and reinvesting into the best long-term ROI options. Capital recycling has significantly enhanced our earnings profile through higher average rents and improved margins, particularly on an after-capex basis. 2026 YTD1 Dispositions 2 Communities 4.9% AVG After-Capex NOI Yield 35 AVG Age (In Years)

SECTION 3 Strong Demand Dynamics and Declining Supply Impact Improving Macro Environment

2026 Forecasted Demand Drivers Outperform REIT Peer Markets1 Steady Demand Drivers for MAA Markets 2 MAA Portfolio Migration Trends 1 Source: Moody’s Economy.com, Census Bureau 2 REIT Peer Markets refers to markets in which REIT Peers AVB, CPT, EQR, ESS, UDR currently operate 3 Source: Census Bureau 2026 Forecasted Weekly Earnings Increase3 5.5% MAA Markets Demand trends expected to continue to favor MAA Markets in 2026 and beyond Move-ins from Non-MAA States Trailing 12 Months at 6/30/2026 TO Orlando | Charlotte | Nashville | Phoenix | Charleston | Kansas City Tampa | Memphis | Washington DC Area | Savannah >/= 11% Move-ins from Non-MAA States Came Peer Coastal/Gateway States CA | NY | IL | NJ | MA | WA 48% MAA markets continue to capture positive in-migration trends; residents relocating outside our markets remains steady at 4% – 5% of our move-outs.

Single Family Availability Down, Significant Affordability Gap Mortgage Payments1 in MAA Markets vs. MAA Rents Median House Price in MAA Markets is $426K AT 6/30/2026 Sources: Moody’s economy.com, Census Bureau, July 2026 1 Estimated mortgage payment is calculated using the monthly median home price and average 30-year fixed mortgage rate assuming a 20% down payment; does not include PMI or other associated costs with single family home ownership. Single Family Completions YOY Change Est. Mortgage Payment1 Up 103% Avg. MAA New Lease Price Up 27% (January 2020 through June 2026)

Easing Supply Pressure Ahead, Stabilizing Market Occupancies MAA Market Occupancy (STABILIZED PROPERTIES ONLY) Improved Occupancy in MAA Markets Source: RealPage Market Analytics, July 2026 Slowing deliveries coupled with healthy absorption brought occupancy back near pre-pandemic levels for MAA markets Occupancy for MAA markets was below 93% for much of 2024 and recovered back to 95% as of June 2026

SECTION 4 Strengthening Market Fundamentals Point to Recovery, Supported by Strong Resident Profile & Retention Sunbelt Market Opportunity

Low Supply Environment for Extended Period Multifamily Starts have stayed below the long-term average for 13 consecutive quarters 1 Source: RealPage Market Analytics Quarterly Multifamily Starts in MAA Markets1 (% EXISTING UNITS) PEAK STARTS TTM Starts 1.9% This sets MAA up for what we expect to be an extended period of favorable demand/supply dynamics Multifamily Starts Declining With starts in our markets trending downward starting in Q4 2022, we expect deliveries and supply pressure to follow a similar trend lagged by 2 – 2.5 years.

Potential NOI Outperformance with Continued Low Starts and Improved Operating Platform Great Financial Crisis Recovery Period 2011 - 2015 MAA AVG SAME STORE NOI GROWTH 5.7% 190 bps higher than long term average2 1 Source: RealPage Market Analytics 2 References MAA’s Average Same Store NOI Growth value of 3.8% on Slide 7 covering period of 2006-2026F Annual Multifamily Starts in MAA Markets 1 (% EXISTING UNITS)

2026+ Pricing Expectations

New Supply Deliveries in MAA Markets[1]
(% EXISTING UNITS)



5.3%
3.4%
2.2%
2.4%
1.5%
~3.0%
2024
2025
2026F
2027F
2028F
MAA MARKETS
2015-2022 Average Supply [2]

New supply deliveries continue to drop with further **decline** expected in 2026 through 2028. As supply pressure eases and concessions expire, pricing is expected to improve.

OPPORTUNITY

Significant Effective Rent increase as concessions decline.

Average Competitor Concession[3]	1.25 MONTHS Free Rent	→	~10% RENT INCREASE At Concession Expiration
Average Lease-up Competitor Concession[3]	2-3 MONTHS Free Rent	→	~16%-24% RENT INCREASE At Concession Expiration

[1] Source: RealPage Market Analytics
[2] Average new supply as percent of inventory from 2015-2022
[3] Concessions are estimated from MAA's internal market survey of publicly available website information of identified competitive properties

24

Trending Positive: Atlanta / Dallas / Orlando / Austin

2026 Forecasted Demand and Supply[1,2]



1.0%
1.3%
0.9%
1.9%
0.9%
0.3%
1.3%
1.5%
1.4%
2.1%
1.3%
0.6%
1.0%
1.5%
1.6%
1.8%
1.1%
0.5%
1.6%
2.6%
2.1%
3.1%
2.2%
1.4%
Population Growth
Household Formation
Job Growth
Units Delivered as % Inventory
ATLANTA
DALLAS
ORLANDO
AUSTIN
MAA MARKETS
REIT PEER MARKETS

	Atlanta	Dallas	Orlando	Austin
MARKET SENTIMENT	Low Supply	Strong Demand, Moderate Supply	Attractive Demand, Moderate Supply	Strong Demand, High Market Supply
SUBMARKET COMMENTARY	In-town + North Inside-Perimeter | Performing slightly better than portfolio average Northeast (Duluth) + Northwest (Kennesaw) Suburbs | Still working through supply	Uptown | Positive new lease rates Plano + Allen + McKinney | Struggling with negative new lease rates and high supply	Intown + North | Some positive new lease rates Lake Mary + Kissimmee | Negative new lease rates and supply pressure	Near South + Intown | Improving-stable Round Rock | Some positive momentum Cedar Park + Far South | Continuing to struggle Across all submarkets | Renewals are strong and occupancy is stable
MARKET CONCESSIONS[3]	5 Weeks	4-5 Weeks	4-5 Weeks	6-7 weeks
MAA LOL BLENDED LEASE PRICING[4]	↑ Up 120bps to 0.8%	↑ Up 25bps to 1.3%	↑ Up 130bps to 1.4%	↑ Up 300bps to -0.8%
MAA AVG DAILY PHYSICAL OCCUPANCY[4]	↑ Up 20bps to 95.2%	= Flat at 95.0%	↓ Down 10bps to 95.5%	↑ Up 40bps to 95.0%

[1] Source: Moody's Economy.com, Census Bureau, Real Page (July 2026)
[2] REIT Peer Markets refers to markets in which REIT Peers AVB, CPT, EQR, ESS, UDR currently operate
[3] LRO YTD average through June 2026
[4] Same Store YOY Comparison at Q2 2026

25

Trending Negative: Charlotte / Washington, DC / Raleigh

2026 Forecasted Demand and Supply[1,2]



1.2%
0.1%
1.7%
0.9%
0.3%
1.9%
0.3%
2.3%
1.3%
0.6%
1.2%
0.0%
2.3%
1.3%
0.5%
3.4%
0.8%
2.5%
2.2%
1.4%
Population Growth
Household Formation
Job Growth
Units Delivered as % Inventory
CHARLOTTE
WASHINGTON, DC
RALEIGH
MAA MARKETS
REIT PEER MARKETS

	Charlotte	Washington, DC	Raleigh
MARKET SENTIMENT	High Demand, High Market Supply	Low Demand	High Demand, High Submarket Supply
SUBMARKET COMMENTARY	Across all Submarkets | Showing Weakness	East Alexandria + Fredericksburg + Pentagon City + Rockville | Showing Weakness Tyson's Corner + Fairfax | Stable	All Submarkets Underperforming/ Struggling with High Supply
MARKET CONCESSIONS[3]	6 Weeks	4-5 Weeks	5 Weeks
MAA LOL BLENDED LEASE PRICING[4]	↓ Down 150bps to -0.9%	↓ Down 220bps to 2.4%	↓ Down 95bps to -1.1%
MAA AVG DAILY PHYSICAL OCCUPANCY[4]	= Flat at 95.7%	↓ Down 50bps to 95.9%	↓ Down 15bps to 95.3%

[1] Source: Moody's Economy.com, Census Bureau, Real Page (July 2026)
[2] REIT Peer Markets refers to markets in which REIT Peers AVB, CPT, EQR, ESS, UDR currently operate
[3] LRO YTD average through June 2026
[4] Same Store YOY Comparison at Q2 2026

26

SECTOR % SAME STORE Healthcare 14% Technology 9% Finance/ Banking/ Insurance 8% Education 6% City/County/ State/ Federal Government 5% Manufacturing 5% Food & Beverage 5% Retail 4% Professional Services 4% Self Employed 3% Strong Resident Profile + Affordability = Solid Growth Opportunity AVG NEW RESIDENT INCOME AVG NEW LEASE RENT/ INCOME RESIDENT MED AGE RESIDENT % SINGLE TOP 5 EMPLOYMENT SECTORS 1 2 3 4 5 Atlanta, GA $111,791 18% 34 82% Dallas, TX $114,403 17% 34 82% Orlando, FL $106,684 21% 38 68% Tampa, FL $118,440 20% 36 80% Charlotte, NC $97,095 19% 34 84% Austin, TX $96,797 16% 35 81% Raleigh/Durham, NC $98,323 17% 33 84% Nashville, TN $92,098 20% 35 80% Phoenix, AZ $113,758 17% 31 87% Houston, TX $97,306 17% 35 84% OIL/GAS Same Store $103,257 18% 35 81% Collections STRONG | 99.7% of all rents collected in 2Q 2026 LOW Rent to Income ratio compares to high of 23% in 2Q22 Primary Employment Sectors for Existing Residents Qtd At 6/30/2026 Same Store Resident Profile in Top Markets Qtd At 6/30/2026 TOURISM

Same Store Resident Turnover and Moveouts Associated with Single-Family Housing As of 6/30/2026 Superior Customer Service Helps Drive Record Resident Retention Trailing 12-Month Resident Turnover Rate Moveout Rate Customer Service Focus with Sector Leading Google Star Rating 1 Google Star Rating Q2 2026 #1 in sector 4.6 Out of 5 GOOGLE STAR RATING1 Historically Low Turnover

Higher Resident Retention Expected to Continue Our focus on superior customer service, our position in transformed, high-demand Sunbelt markets, along with broader, long-term demographic and economic shifts support our high resident retention and reduce the number of new leases required. Transformed, High-Demand Sunbelt Markets Higher Job Growth Higher Wages Higher Population Growth Continued In-migration Renters Staying in Rental Market Longer Demographic shifts including delayed marriage and childbirth Continuing Single Family Affordability Challenges Low move-outs to home buying/renting Customer Service Focus Top Google Star Rating Source: Census Bureau (July 2026); Centers for Disease Control and Prevention (July 2026)

SECTION 5 Building Momentum as Supply Impact Decreases and Growth Initiatives Deliver Results Current Performance, 2026 Outlook

Quality Resident Profile, Record High Retention & Strong Collections in Place Robust External Growth Platform Adds Value & Improved Earnings Proven Unit Redevelopment & Property Repositioning Programs Primed for Coming Growth Period Operating Platform Initiatives Focused on Margin Expansion Strong Balance Sheet Positioned for Growth Proven Platform and Growth Initiatives Support Coming Outperformance Supply Deliveries in MAA Markets Expected to Continue to Slow in 2026 Absorption Continues; Concessions Expected to Taper Demand in MAA Markets Remains Strong Relative to National and REIT Peer Market Averages Single Family Affordability and Availability Remains Challenged Proven Platform & Growth Initiatives Improving Market Fundamentals

Building Momentum | Same Store Operating Trends Lease-Over-Lease Average Pricing Change 2026 same store 1Q 2026 2Q 2026 EFFECTIVE LEASES NEW LEASE -7.0% -5.3% RENEWAL 5.4% 5.2% BLENDED -0.3% 0.7% 100bps Higher QOQ Occupancy 2026 SAME STORE 1Q 2026 2Q 2026 AVG DAILY PHYSICAL OCCUPANCY 95.5% 95.3% Through July 2026, 98% of 3Q 2026 expected renewals accepted at ~5%+ Based on current pricing, expect 3Q 2026 blended pricing to outperform 2Q 2026 blended pricing, in contrast to prior years Expect seasonal decline from 3Q 2026 to 4Q 2026 to be less pronounced than in 2025 Expect 4Q 2026 blended pricing to outperform 1Q 2026 blended pricing Expect FY 2026 blended pricing to be in the 0.5% range Expect 3Q 2026 Occupancy to outperform 2Q 2026 Occupancy YOY Comparison: Blended Rent Lease-Over-Lease Average Pricing Change 2026 SAME STORE Consecutive Quarters of YOY Pricing Improvement 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 +20bps +50bps +60bps +40bps +20bps +20bps YOY Comparison: Renewal Rent Lease-Over-Lease Average Pricing Change 2026 SAME STORE 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 +10bps +40bps +50bps +90bps +40bps 5 6 Renewal Blended

Building Momentum | 2026F Same Store Outlook

		2026 FULL YEAR GUIDANCE MIDPOINT
REVENUE	Effective Rent Growth[1]	[-0.15% ... 0.10% ... 0.35%]
	Property Revenue Growth	[-0.20% ... 0.10% ... 0.40%]
	Average Physical Occupancy Steady occupancy expected for full year	[95.35% ... 95.50% ... 95.65%]
EXPENSE	Property Expense Growth	[1.25% ... 1.75% ... 2.25%]
	▸ Real Estate Tax Growth	[1.00% ... 1.75% ... 2.50%]
NOI	Property NOI Growth	[-1.70% ... -0.90% ... -0.10%]

SAME STORE PORTFOLIO
MIDPOINT OF FULL YEAR GUIDANCE RANGE
Actual = A; Forecasted = F

2025A Earn-in	-20 bps
2026F Rent Growth*	30 bps
2026F EFFECTIVE RENT GROWTH	10 bps
2026F Occupancy	-10 bps
2026F Other Revenue	10 bps
2026F PROP REVENUE GROWTH	10 bps

*Expected contribution to 2026F Revenue from 2026F Blended Lease Pricing



MAA Breakwater, Tampa, FL

[1] Effective Rent Growth differs from blended lease over lease pricing growth. Blended lease over lease pricing growth, as defined in Section 8 of this presentation, refers to new and renewal lease pricing effective during the period stated as compared to the prior lease. Average Effective Rent per Unit represents the average of gross rent amounts after the effect of leasing concessions for occupied units plus prevalent market rates asked for unoccupied units, divided by the total number of units. Please refer to Section 8 of this presentation for a full definition of Average Effective Rent per Unit and Effective Blended Lease Rate Growth.

33

Building Momentum | 2026F Core FFO Guidance

CORE FFO/SHARE[1]

	2026 GUIDANCE MIDPOINT
Full Year 2026[2]	[$8.41 ... $8.53 ... $8.65]
Q3 2026[3]	[$2.04 ... $2.10 ... $2.16]

CORPORATE EXPENSES

	2026 GUIDANCE MIDPOINT
Total Overhead[4] Asset Management / Tech / Regional Support + G&A	[$134M ... $136M ... $138M]

CAPITAL SPEND INITIATIVES

	2026 FULL YEAR GUIDANCE MIDPOINT
Unit Redevelopment Program Expect 6.4K to 7.4K units in 2026	[$45M ... $50M ... $55M]
Property Repositioning Program	[$16M ... $18M ... $20M]
Ubiquitous Wi-Fi Program Expect to start 38 additional new installations in 2026	[$20M ... $22M ... $24M]

MULTIFAMILY TRANSACTIONS/FINANCING

	2026 FULL YEAR GUIDANCE MIDPOINT
Acquisitions/Dispositions	$200M/$250M
Development Funding Wholly-owned and pre-purchase JV deals	[$300M ... $350M ... $400M]
Debt Issuance Expect 1 additional bond issuance in 2026 for external growth/refinancing	$200M/4.6% Bond Issued in 1Q26 $350M Unsecured Term Loan Entered into 2Q26 $300M/1.2% Bond Maturing 3Q26 Development Spend Funded through Debt
Share Repurchase YTD through 6/30/2026, repurchased 0.94M shares at an average price of $130.54 per share under in-place repurchase authorization	$123M (YTD Through 6/30/2026)

[1] In this context, per Share means per diluted common share and unit.
[2] Forecasted Earnings per diluted common share of $3.96 to $4.20 ($4.08 midpoint) for full year 2026. See Section 8 of this presentation for Reconciliation of Non-GAAP Financial Measures.
[3] MAA does not forecast quarterly Earnings per diluted common share as MAA cannot predict forecasted transaction timing within a particular quarter (rather than during the year).
[4] Property management expenses and General and administrative expenses as noted in Company filings

34

SECTION 6 Well Positioned to Support Continued Growth Balance Sheet Strength

2026 YTD THROUGH 6/30/2026 Issued $200M, unsecured senior notes at effective rate of 4.61% (reopening FEB 2026) Entered into $350M, unsecured, delayed-draw term loan at a variable rate, maturing November 2030 (effective JUN 2026) Repurchased 0.94M shares of common stock at weighted average share price of $130.54 Strong, Investment Grade Balance Sheet Well Positioned for Growth credit ratings SHORT TERM LONG TERM OUTLOOK Standard & Poor’s Ratings Services1 A-2 A- STABLE Moody’s Investors Service2 P-2 A3 STABLE Fitch Ratings1 F1 A- STABLE 1 Corporate credit rating assigned to MAA and MAALP (the operating partnership of MAA) 2 Corporate credit rating assigned to MAALP One of Twelve U.S. Public REITs to be A- Rated or Above AT 6/30/2026 Share Repurchases YEAR SHARES AVG PRICE GROSS AMOUNT 2025 206,916 $131.61 $27.23M 2026 YTD 940,433 $130.54 $122.77M TOTAL 1,147,349 $130.74 $150.00M Debt + Preferred/Total Capitalization | 25.8% Note: Total Capitalization is defined here as common shares and units outstanding multiplied by the closing stock price on 6/30/2026, plus total debt outstanding at 6/30/2026, plus Preferred stock ($50 redeemable stock price multiplied by total shares outstanding). $16.5B Common Equity $5.7B Total Debt + Preferred

Well-Laddered Debt Maturities & Low Average Interest Credit Metrics At 6/30/2026 1 As defined in the covenants for the unsecured notes issued by Mid-America Apartments, L.P. 2 Adjusted EBITDAre in this calculation represents the trailing twelve-month period ended 6/30/2026. The following reconciliations are found in Section 8 of this presentation: (i) Net income to EBITDA, EBITDAre and Adjusted EBITDAre; and (ii) Unsecured notes payable and Secured notes payable to Net Debt. 3 Core FFO Payout Ratio is defined here as 2Q 2026 declared dividend rate divided by 2Q 2026 actual Core FFO/Share per 2Q 2026 company filings. 4 Debt excluding unsecured revolving credit facility and unsecured commercial paper program. Debt Maturity Profile $ In Millions, At 6/30/2026 Total Debt Maturing 18.2% 10.6% 7.0% 9.8% 5.3% 7.9% 7.0% 10.5% 6.1% 6.1% 11.5% Fixed Rate Debt Interest Rate 1.2% 3.7% 4.2% 3.7% 3.1% 1.8% 5.4% 4.7% 5.1% 5.1% 3.8% Total Debt Avg Interest Rate 3.9% 87% Total Debt is Fixed Rate 4 31.2% Total Debt / Adjusted Total Assets1 4.5x Net Debt / Adjusted EBITDAre2 73.6% Core FFO Payout Ratio3

SECTION 7 Program Aligns with Our Mission To Grow Value & Deliver Exceptional Service Sustainability

A Brighter View for Today & Tomorrow: Our Sustainability Commitment

Community Service

OPEN ARMS

Our Open Arms Foundation provides fully-furnished apartment homes in MAA communities FREE of charge to individuals and families who must travel for critical medical treatment.

- 55 homes in 13 states
  New home added in NOVA market in 2025
- Over 3,700 families helped
- Nearly 330,000 nights of rest provided
- A record $1.34 million in funding raised in 2025

Disclosures

GRESB

2025
Public Disclosure Score
A

2025 GRESB SCORE
THREE GREEN STARS

MANAGEMENT SCORE

PERFORMANCE SCORE



80
100
29
30
52
70

2024 GRESB RESULTS:
SCORE: 80/100; MANAGEMENT: 29/30: PERFORMANCE: 51/70

MSCI
RATING: A
2025

CDP
RATING: B
2025

2018 – 2028 Reduction Goals

ENERGY USE INTENSITY	35%
GREEN HOUSE GAS INTENSITY	45%
WATER USE INTENSITY	10%

ORIGINAL GOALS ACHIEVED EARLY-

TARGETS RESET

Environmental Initiatives

- Building Automation Systems
- Advanced Smart Irrigation Systems
- Photovoltaic Solar Project

MAA's Corporate Sustainability Report includes GRI | SASB | TCFD | UN SDG disclosures and may be found on our website at www.maac.com

39

SECTION 8 Forward Looking Statements, Reconciliations & Definitions

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not discuss historical fact, but instead are statements related to expectations, projections, intentions, assumptions and beliefs regarding the future. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecasts,” “projects,” “assumes,” “will,” “may,” “could,” “should,” “budget,” “target,” “outlook,” “proforma,” “opportunity,” “guidance” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, without limitation, statements regarding expected operating performance and results, property stabilizations, property acquisition and disposition activity, joint venture activity, development, redevelopment and repositioning activity and other capital expenditures, and capital raising and financing activity, as well as lease pricing, revenue and expense growth, occupancy, supply level, demand, job growth, interest rate and other economic expectations. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, as described below, which may cause our actual results, performance, achievements or outcomes to be materially different from the future results, performance, achievements or outcomes expressed or implied by such forward-looking statements. In light of the significant uncertainties inherent in the forward-looking statements, the inclusion of such statements should not be regarded as a representation by us or any other person that the results, performance, achievements or outcomes described in such statements will be achieved. The following factors, among others, could cause our actual results, performance, achievements or outcomes to differ materially from those expressed or implied in the forward-looking statements: adverse effects on occupancy levels and rental revenues due to unfavorable market and economic conditions; exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry and sector; adverse changes in real estate markets, including the extent of future demand for multifamily units in our significant markets, barriers of entry into new markets which we may seek to enter in the future, limitations on our ability to increase or collect rental rates, competition, our ability to identify and consummate attractive acquisitions or development projects on favorable terms, our ability to consummate any planned dispositions in a timely manner on acceptable terms, and our ability to reinvest sale proceeds in a manner that generates favorable returns; failure of development communities to be completed within budget and on a timely basis, if at all, to lease-up as anticipated or to achieve anticipated results; unexpected capital needs; material changes in operating costs, including real estate taxes, utilities and insurance costs, due to inflation and other factors; inability to obtain appropriate insurance coverage at reasonable rates, or at all, losses due to uninsured risks, deductibles and self-insured retentions, or losses from catastrophes in excess of our coverage limits; ability to obtain financing at favorable rates, if at all, or refinance existing debt as it matures; level and volatility of interest or capitalization rates or capital market conditions; the effect of any rating agency actions on the cost and availability of new debt financing; the impact of adverse developments affecting the U.S. or global banking industry, including bank failures and liquidity concerns, which could cause continued or worsening economic and market volatility, and regulatory responses thereto; significant change in the mortgage financing market or other factors that would cause single-family housing or other alternative housing options, either as an owned or rental product, to become a more significant competitive product; our ability to continue to satisfy complex rules in order to maintain our status as a REIT for federal income tax purposes, the ability of MAALP to satisfy the rules to maintain its status as a partnership for federal income tax purposes, the ability of our taxable REIT subsidiaries to maintain their status as such for federal income tax purposes, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules; inability to attract and retain qualified personnel; cyber liability or potential liability for breaches of our or our service providers’ information technology systems, or business operations disruptions; potential liability for environmental contamination; changes in the legal requirements we are subject to, or the imposition of new legal requirements, that adversely affect our operations; extreme weather and natural disasters; disease outbreaks and other public health events and measures that are taken by federal, state and local governmental authorities in response to such outbreaks and events; impact of climate change on our properties or operations; legal proceedings or class action lawsuits; impact of reputational harm caused by negative press or social media postings of our actions or policies, whether or not warranted; compliance costs associated with numerous federal, state and local laws and regulations; and other risks identified in reports we file with the Securities and Exchange Commission from time to time, including those discussed under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K, or in other documents that we publicly disseminate. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements appearing in this presentation to reflect events, circumstances or changes in expectations after the date of this presentation. REGULATION G This presentation contains certain non-GAAP financial measures within the meaning of the Securities Exchange Act of 1934, as amended. Our definitions of such non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures can be found in the following pages of this presentation and under the “Filings & Financials – Quarterly Results” navigation tab on the “For Investors” page of our website at www.maac.com.

MAA | Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NET INCOME AVAILABLE FOR MAA COMMON SHAREHOLDERS TO FFO, CORE FFO, CORE AFFO AND FAD

Amounts in thousands, except per share and unit data	Three months ended June 30,		Six months ended June 30,	
	2026	2025	2026	2025
Net income available for MAA common shareholders	$ 120,828	$ 107,205	$ 244,265	$ 287,956
Depreciation and amortization of real estate assets	161,037	152,149	321,530	303,140
(Gain) loss on sale of depreciable real estate assets	(35,255)	69	(55,419)	(71,842)
MAA's share of depreciation and amortization of real estate assets of real estate joint venture	168	167	338	331
Net income attributable to noncontrolling interests	3,068	2,748	5,320	7,481
FFO attributable to common shareholders and unitholders	249,846	262,338	516,034	527,066
(Gain) loss on embedded derivative in preferred shares [(1)]	(1,091)	(1,693)	483	(1,283)
Loss (gain) on investments, net of tax [(1)(2)]	1,068	317	(16,169)	(337)
Casualty related (recoveries) and charges, net [(1)]	(2,299)	(3,346)	2,220	(3,568)
Core FFO attributable to common shareholders and unitholders	247,524	257,616	502,568	521,878
Recurring capital expenditures	(37,242)	(35,343)	(55,990)	(55,449)
Core AFFO attributable to common shareholders and unitholders	210,282	222,273	446,578	466,429
Redevelopment capital expenditures	(31,749)	(15,435)	(42,516)	(32,844)
Revenue enhancing capital expenditures	(23,519)	(20,104)	(38,081)	(35,292)
Commercial capital expenditures	(2,161)	(2,755)	(3,379)	(6,729)
Other capital expenditures	(10,608)	(12,048)	(22,703)	(27,489)
FAD attributable to common shareholders and unitholders	$ 142,245	$ 171,931	$ 339,899	$ 364,075
Dividends and distributions paid	$ 182,546	$ 181,814	$ 365,906	$ 363,581
Weighted average common shares - diluted	116,144	117,163	116,445	117,149
FFO weighted average common shares and units - diluted	119,094	120,015	119,360	119,995
Earnings per common share - diluted:				
Net income available for common shareholders	$ 1.04	$ 0.92	$ 2.10	$ 2.46
FFO per Share - diluted	$ 2.10	$ 2.19	$ 4.32	$ 4.39
Core FFO per Share - diluted	$ 2.08	$ 2.15	$ 4.21	$ 4.35
Core AFFO per Share - diluted	$ 1.77	$ 1.85	$ 3.74	$ 3.89

(1) Included in Other non-operating income in the Consolidated Statements of Operations.
(2) For the three months ended June 30, 2026 and 2025, loss on investments is presented net of tax benefit of $0.3 million and $0.1 million, respectively. For the six months ended June 30, 2026 and 2025, gain on investments is presented net of tax expense of $4.3 million and $0.1 million, respectively.

42

Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NET INCOME AVAILABLE FOR MAA COMMON SHAREHOLDERS TO NET OPERATING INCOME

Dollars in thousands

	Three Months Ended			Six Months Ended	
	June 30, 2026	March 31, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Net income available for MAA common shareholders	$ 120,828	$ 123,437	$ 107,205	$ 244,265	$ 287,956
Depreciation and amortization	162,548	161,870	153,521	324,418	305,871
Property management expenses	17,955	22,461	17,511	40,416	38,089
General and administrative expenses	15,146	16,716	12,813	31,862	28,432
Interest expense	53,132	51,409	45,111	104,541	90,272
(Gain) loss on sale of depreciable real estate assets	(35,255)	(20,164)	69	(55,419)	(71,842)
Other non-operating (income) expense	(2,102)	(16,005)	(4,722)	(18,107)	(5,556)
Income tax expense	454	5,521	600	5,975	1,638
Income from real estate joint venture	(289)	(266)	(530)	(555)	(995)
Net income attributable to noncontrolling interests	3,068	2,252	2,748	5,320	7,481
Dividends to MAA Series I preferred shareholders	922	922	922	1,844	1,844
Total NOI	$ 336,407	$ 348,153	$ 335,248	$ 684,560	$ 683,190
Same Store NOI	$ 316,219	$ 328,696	$ 319,502	$ 644,915	$ 652,418
Non-Same Store and Other NOI	20,188	19,457	15,746	39,645	30,772
Total NOI	$ 336,407	$ 348,153	$ 335,248	$ 684,560	$ 683,190

43

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF NET INCOME TO EBITDA, EBITDAre AND ADJUSTED EBITDAre Included in Other non-operating expense (income) in the Consolidated Statements of Operations During both the twelve months ended June 30, 2026 and December 31, 2025, in accordance with its accounting policies, MAA recognized $61.9 million of accrued legal settlements and legal defense costs. Dollars in thousands   Three Months Ended     Twelve Months Ended       June 30, 2026     June 30, 2025     June 30, 2026     December 31, 2025   Net income   $ 124,818     $ 110,875     $ 410,714     $ 456,566   Depreciation and amortization     162,548       153,521       640,842       622,295   Interest expense     53,132       45,111       199,526       185,257   Income tax expense     454       600       8,932       4,595   EBITDA     340,952       310,107       1,260,014       1,268,713   (Gain) loss on sale of depreciable real estate assets     (35,255)     69       (55,643)     (72,066) Adjustments to reflect MAA’s share of EBITDAre of unconsolidated affiliates     422       351       1,571       1,424   EBITDAre     306,119       310,527       1,205,942       1,198,071   (Gain) loss on embedded derivative in preferred shares (1)     (1,091)     (1,693)     655       (1,111) Loss (gain) on investments (1)     1,414       397       (27,524)     (7,457) Casualty related (recoveries) and charges, net (1)     (2,299)     (3,346)     1,190       (4,598) Legal costs, settlements and (recoveries), net (1)(2)     —       —       61,908       61,908   Adjusted EBITDAre   $ 304,143     $ 305,885     $ 1,242,171     $ 1,246,813

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF UNSECURED NOTES PAYABLE, NET AND SECURED NOTES PAYABLE, NET TO NET DEBT RECONCILIATION OF TOTAL ASSETS TO GROSS ASSETS RECONCILIATION OF REAL ESTATE ASSETS, NET TO GROSS REAL ESTATE ASSETS (1) Included in Assets held for sale in the Consolidated Balance Sheets. (1) Included in Assets held for sale in the Consolidated Balance Sheets.   Dollars in thousands                 June 30, 2026     December 31, 2025   Unsecured notes payable, net   $ 5,331,445     $ 5,044,979   Secured notes payable, net     360,456       360,393   Total debt     5,691,901       5,405,372   Cash and cash equivalents     (51,836)     (60,258) Net Debt   $ 5,640,065     $ 5,345,114   Dollars in thousands                 June 30, 2026     December 31, 2025   Total assets   $ 11,994,584     $ 11,975,383   Accumulated depreciation     6,244,124       5,914,017   Accumulated depreciation for Assets held for sale (1)     —       32,513   Gross Assets   $ 18,238,708     $ 17,921,913   Dollars in thousands                 June 30, 2026     December 31, 2025   Real estate assets, net   $ 11,672,927     $ 11,609,324   Accumulated depreciation     6,244,124       5,914,017   Assets held for sale, net     —       46,401   Accumulated depreciation for Assets held for sale (1)     —       32,513   Cash and cash equivalents     51,836       60,258   Gross Real Estate Assets   $ 17,968,887     $ 17,662,513

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF EARNINGS PER DILUTED COMMON SHARE TO CORE FFO AND CORE AFFO PER DILUTED SHARE FOR FULL YEAR 2026 GUIDANCE Non-Core FFO items may include adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares; gain or loss on sale of non-depreciable assets; gain or loss on investments, net of tax; casualty related charges and (recoveries), net; gain or loss on debt extinguishment; legal costs, settlements and (recoveries), net, and mark-to-market debt adjustments.     Full Year 2026 Guidance Range     Low     High Earnings per common share - diluted   $ 3.96     $ 4.20 Real estate depreciation and amortization     5.42       5.42 Gains on sale of depreciable assets     (0.86)     (0.86) FFO per Share - diluted     8.52       8.76 Non-Core FFO items (1)     (0.11)     (0.11) Core FFO per Share - diluted     8.41       8.65 Recurring capital expenditures     (1.03)     (1.03) Core AFFO per Share - diluted   $ 7.38     $ 7.62

Definitions of Non-GAAP Financial Measures Adjusted EBITDAre For purposes of calculations in this release, Adjusted Earnings Before Interest, Income Taxes, Depreciation and Amortization for real estate, or Adjusted EBITDAre, represents EBITDAre further adjusted for items that are not considered part of MAA’s core operations such as adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, gain or loss on investments, casualty related charges and (recoveries), net, gain or loss on debt extinguishment and legal costs, settlements and (recoveries), net. As an owner and operator of real estate, MAA considers Adjusted EBITDAre to be an important measure of performance from core operations because Adjusted EBITDAre excludes various income and expense items that are not indicative of operating performance. MAA’s computation of Adjusted EBITDAre may differ from the methodology utilized by other companies to calculate Adjusted EBITDAre. Adjusted EBITDAre should not be considered as an alternative to Net income as an indicator of operating performance. Core Adjusted Funds from Operations (Core AFFO) Core AFFO is composed of Core FFO less recurring capital expenditures. Because net income attributable to noncontrolling interests is added back, Core AFFO, when used in this release, represents Core AFFO attributable to common shareholders and unitholders. Core AFFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. As an owner and operator of real estate, MAA considers Core AFFO to be an important measure of performance from operations because Core AFFO measures the ability to control revenues, expenses and recurring capital expenditures. Core Funds from Operations (Core FFO) Core FFO represents FFO as adjusted for items that are not considered part of MAA’s core business operations such as adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares; gain or loss on sale of non-depreciable assets; gain or loss on investments, net of tax; casualty related charges and (recoveries), net; gain or loss on debt extinguishment; legal costs, settlements and (recoveries), net, and mark-to-market debt adjustments. Because net income attributable to noncontrolling interests is added back, Core FFO, when used in this release, represents Core FFO attributable to common shareholders and unitholders. While MAA's definition of Core FFO may be similar to others in the industry, MAA’s methodology for calculating Core FFO may differ from that utilized by other REITs and, accordingly, may not be comparable to such other REITs. Core FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that Core FFO is helpful in understanding its core operating performance between periods in that it removes certain items that by their nature are not comparable over periods and therefore tend to obscure actual operating performance. EBITDA For purposes of calculations in this release, Earnings Before Interest, Income Taxes, Depreciation and Amortization, or EBITDA, is composed of net income plus depreciation and amortization, interest expense, and income taxes. As an owner and operator of real estate, MAA considers EBITDA to be an important measure of performance from core operations because EBITDA excludes various expense items that are not indicative of operating performance. EBITDA should not be considered as an alternative to Net income as an indicator of operating performance. EBITDAre For purposes of calculations in this release, Earnings Before Interest, Income Taxes, Depreciation and Amortization for real estate, or EBITDAre, is composed of EBITDA further adjusted for the gain or loss on sale of depreciable assets, gain on consolidation of third-party development and adjustments to reflect MAA’s share of EBITDAre of an unconsolidated affiliate. As an owner and operator of real estate, MAA considers EBITDAre to be an important measure of performance from core operations because EBITDAre excludes various expense items that are not indicative of operating performance. While MAA’s definition of EBITDAre is in accordance with NAREIT’s definition, it may differ from the methodology utilized by other companies to calculate EBITDAre. EBITDAre should not be considered as an alternative to Net income as an indicator of operating performance. Funds Available for Distribution (FAD) FAD is composed of Core FFO less total capital expenditures, excluding development spending, property acquisitions, capital expenditures relating to significant casualty losses that management expects to be reimbursed by insurance proceeds and corporate related capital expenditures. Because net income attributable to noncontrolling interests is added back, FAD, when used in this release, represents FAD attributable to common shareholders and unitholders. FAD should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. As an owner and operator of real estate, MAA considers FAD to be an important measure of performance from core operations because FAD measures the ability to control revenues, expenses and capital expenditures.

Definitions of Non-GAAP Financial Measures Funds From Operations (FFO) FFO represents net income available for MAA common shareholders (calculated in accordance with GAAP) excluding gain or loss on disposition of operating properties, asset impairment and gain on consolidation of third-party development, plus depreciation and amortization of real estate assets, net income attributable to noncontrolling interests and adjustments for joint ventures. Because net income attributable to noncontrolling interests is added back, FFO, when used in this release, represents FFO attributable to common shareholders and unitholders. While MAA’s definition of FFO is in accordance with NAREIT’s definition, it may differ from the methodology for calculating FFO utilized by other companies and, accordingly, may not be comparable to such other companies. FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that FFO is helpful in understanding operating performance in that FFO excludes depreciation and amortization of real estate assets. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. Gross Assets Gross Assets represents Total assets plus Accumulated depreciation and Accumulated depreciation for Assets held for sale. MAA believes that Gross Assets can be used as a helpful tool in evaluating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. Gross Real Estate Assets Gross Real Estate Assets represents Real estate assets, net plus Accumulated depreciation, Assets held for sale, net, Accumulated depreciation for Assets held for sale, Cash and cash equivalents and 1031(b) exchange proceeds included in Restricted cash. MAA believes that Gross Real Estate Assets can be used as a helpful tool in evaluating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. Net Debt Net Debt represents Unsecured notes payable,net and Secured notes payable,net less Cash and cash equivalents and 1031(b) exchange proceeds included in Restricted cash. MAA believes Net Debt is a helpful tool in evaluating its debt position. Net Operating Income (NOI) Net Operating Income represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties held during the period, regardless of their status as held for sale. NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes NOI is a helpful tool in evaluating operating performance because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance. Non-Same Store and Other NOI Non-Same Store and Other NOI represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties classified within the Non-Same Store and Other Portfolio during the period. Non-Same Store and Other NOI includes storm-related expenses related to severe weather events, including hurricanes and winter storms. Non-Same Store and Other NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes Non-Same Store and Other NOI is a helpful tool in evaluating operating performance because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance. Same Store NOI Same Store NOI represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties classified within the Same Store Portfolio during the period. Same Store NOI excludes storm-related expenses related to severe weather events, including hurricanes and winter storms. Same Store NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes Same Store NOI is a helpful tool in evaluating operating performance because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance.

Other Key Definitions Average Effective Rent per Unit Average Effective Rent per Unit represents the average of gross rent amounts after the effect of leasing concessions for occupied units plus prevalent market rates asked for unoccupied units, divided by the total number of units. Leasing concessions represent discounts to the current market rate. MAA believes average effective rent is a helpful measurement in evaluating average pricing. It does not represent actual rental revenue collected per unit. Average Physical Occupancy Average Physical Occupancy represents the average of the daily physical occupancy for an applicable period. Development Communities Communities remain identified as development until certificates of occupancy are obtained for all units under development. Once all units are delivered and available for occupancy, the community moves into the Lease-up Communities portfolio. Effective Blended Lease Rate Growth Effective Blended Lease Rate Growth represents the combined weighted average of Effective New Lease Rate Growth and Effective Renewal Lease Rate Growth from our Same Store Portfolio for the applicable period. Effective New Lease Rate Growth Effective New Lease Rate Growth represents the growth in gross rent amounts after the effect of leasing concessions for new leases from our Same Store Portfolio that were effective during the applicable period as compared to the prior lease. Effective Renewal Lease Rate Growth Effective Renewal Lease Rate Growth represents the growth in gross rent amounts after the effect of leasing concessions for renewal leases from our Same Store Portfolio that were effective during the applicable period as compared to the prior lease. Lease-up Communities New acquisitions acquired during lease-up and newly developed communities remain in the Lease-up Communities portfolio until stabilized. Communities are considered stabilized when achieving 90% average physical occupancy for 90 days. Non-Same Store and Other Portfolio Non-Same Store and Other Portfolio includes recently acquired communities, communities in development or lease-up, communities that have been disposed of or identified for disposition, communities that have experienced a significant casualty loss, stabilized communities that do not meet the requirements defined by the Same Store Portfolio, retail properties and commercial properties. Resident Turnover Resident turnover represents resident move outs excluding transfers within the Same Store Portfolio as a percentage of expiring leases on a trailing twelve month basis as of the end of the reported quarter. Same Store Portfolio (or Same Store) MAA reviews its Same Store Portfolio at the beginning of each calendar year, or as significant transactions or events warrant. Communities are generally added into the Same Store Portfolio if they were owned and stabilized at the beginning of the previous year. Communities are considered stabilized when achieving 90% average physical occupancy for 90 days. Communities that have been approved by MAA’s Board of Directors for disposition are excluded from the Same Store Portfolio. Communities that have experienced a significant casualty loss are also excluded from the Same Store Portfolio.